UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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SCHEDULE 14A INFORMATION

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T-Mobile US, Inc.

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T-MOBILE US, INC. ATTN: BROADY HODDER 12920 SE 38TH STREET BELLEVUE, WA 98006 Your Vote Counts! T-MOBILE US, INC. 2023 Annual Meeting of Stockholders Vote by 11:59 P.M. EDT June 15, 2023 V09071-P83337 You invested in T-MOBILE US, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above on or before June 2, 2023 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com* Control # Smartphone users Vote Virtually at the Meeting Point your camera here and June 16, 2023 vote without entering a 8:00 A.M. PDT control number The Annual Meeting will be held solely by means of remote communication, in a virtual only format. To attend the meeting online, please visit www.virtualshareholdermeeting.com/TMUS2023 and be sure to have the control number noted above. *You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) André Almeida 02) Marcelo Claure 03) Srikant M. Datar 04) Srinivasan Gopalan 05) Timotheus Höttges 06) Christian P. Illek 07) Raphael Kübler 08) Thorsten Langheim 09) Dominique Leroy 10) Letitia A. Long 11) G. Michael Sievert 12) Teresa A. Taylor 13) Kelvin R. Westbrook	For
2. Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2023.	For
3. Advisory Vote to Approve the Compensation Provided to the Company's Named Executive Officers for 2022.	For
4. Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation Provided to the Company's Named Executive Officers.	3 Years
5. Approval of T-Mobile US, Inc. 2023 Incentive Award Plan.	For
6. Approval of T-Mobile US, Inc. Amended and Restated 2014 Employee Stock Purchase Plan.	For

NOTE: Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting.

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V09072-P83337